FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE LIFE INSURANCE
                              (SEPARATE ACCOUNT B)


                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of First Investors Life Insurance Company, as Depositor of First Investors Life Level Premium Variable Life Insurance (Separate Account B), hereby appoints Glenn O. Head or William H. Drinkwater, and each of them, his true and lawful attorney to execute in his name, place and stead and on his behalf a Registration Statement on Form S-6 for the registration pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of variable life insurance policies, and any and all amendments to said Registration Statement (including post-effective amendments), and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of said attorney.

      IN WITNESS WHEREOF the undersigned has subscribed these presents this 15th day of March 2002.




                                                /s/ Jane W. Kruzan
                                                ------------------------------
                                                Jane W. Kruzan

           FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE LIFE INSURANCE
                              (SEPARATE ACCOUNT B)


                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of First Investors Life Insurance Company, as Depositor of First Investors Life Level Premium Variable Life Insurance (Separate Account B), hereby appoints Glenn O. Head or William H. Drinkwater, and each of them, his true and lawful attorney to execute in his name, place and stead and on his behalf a Registration Statement on Form S-6 for the registration pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of variable life insurance policies, and any and all amendments to said Registration Statement (including post-effective amendments), and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of said attorney.

      IN WITNESS WHEREOF the undersigned has subscribed these presents this 15th day of March 2002.




                                                /s/ Jeremiah J. Lyons
                                                ------------------------------
                                                Jeremiah J. Lyons

           FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE LIFE INSURANCE
                              (SEPARATE ACCOUNT B)


                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of First Investors Life Insurance Company, as Depositor of First Investors Life Level Premium Variable Life Insurance (Separate Account B), hereby appoints Glenn O. Head or William H. Drinkwater, and each of them, his true and lawful attorney to execute in his name, place and stead and on his behalf a Registration Statement on Form S-6 for the registration pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of variable life insurance policies, and any and all amendments to said Registration Statement (including post-effective amendments), and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of said attorney.

      IN WITNESS WHEREOF the undersigned has subscribed these presents this 15th day of March 2002.




                                                /s/ Clark D. Wagner
                                                ------------------------------
                                                Clark D. Wagner